Exhibit 99.1

Sapient Reports Fourth Quarter and Full-Year 2012 Results

Fourth Quarter Service Revenues Up 12% Compared to Fourth Quarter 2011

Full-year 2012 Revenues Up 10% Compared to 2011

BOSTON--(BUSINESS WIRE)--February 12, 2013--Sapient (NASDAQ: SAPE) today reported its financial results for the fourth quarter and year ended December 31, 2012.

For the fourth quarter of 2012:

  Service revenues were $293.2 million compared to $262.4 million in the fourth quarter of 2011, an increase of $30.8 million, or 11.7%. Sequentially, service revenues were up $4.7 million, or 1.6%, from $288.5 million in the third quarter of 2012. On a constant currency basis, revenues increased 11.5% over the fourth quarter of 2011 and increased 1.3% sequentially.
  GAAP income from operations was $30.9 million, or 10.5% of service revenues, compared to $33.8 million, or 12.9% of service revenues, reported in the fourth quarter of 2011.
  Non-GAAP income from operations was $42.4 million, or 14.5% of service revenues, compared to $41.6 million, or 15.9% of service revenues, reported in the fourth quarter of 2011.
  GAAP diluted net income per share was $0.14, compared to $0.19 in the fourth quarter of 2011.
  Non-GAAP diluted net income per share was $0.20, compared to $0.23 in the fourth quarter of 2011.

For the year ended December 31, 2012:

  Service revenues were $1.12 billion compared to $1.02 billion for 2011, an increase of 9.8%.
  GAAP income from operations was $104.1 million, compared to $104.1 million in 2011.
  Non-GAAP income from operations was $143.7 million, an increase of $8.7 million or 6.4%, from $135.0 million in 2011.
  GAAP diluted net income per share was $0.46, compared to $0.51 in 2011.
  Non-GAAP diluted net income per share was $0.65, compared to $0.66 in 2011.

“The company posted solid growth in 2012 despite the challenging economic environment, expanding our client relationships globally through continued delivery of highly differentiated capabilities,” said Sapient Chief Executive Officer and Co-Chairman Alan J. Herrick. “In addition to our growth, the company’s strategic position was further strengthened through a combination of investments and acquisitions. While the economic environment remains unsettled, we believe the company is positioned to have an even stronger year in 2013.”

The company generated cash flow from operations of $63.9 million in the fourth quarter of 2012, compared to $68.9 million in the fourth quarter of 2011. For the year ended December 31, 2012, cash flow from operations was $107.6 million compared to $131.9 million for the year ended December 31, 2011. As of December 31, 2012, the company had cash, cash equivalents, restricted cash and marketable securities of $251.0 million. Days sales outstanding was 63 days for the fourth quarter of 2012, down from 67 days in the third quarter of 2012 and the same as 63 days in the fourth quarter of 2011.

Outlook

Sapient management provided the following guidance:

  For the first quarter ending March 31, 2013, service revenues are expected to be in the range of $295.0 million to $300.0 million.
  First quarter 2013 non-GAAP operating margin is expected to be 9.2% to 10.2%.
  For the year ending December 31, 2013, service revenues are expected to grow by 10.0% or higher.
  Non-GAAP operating margin for 2013 is expected to be 12.8% or modestly higher.

Webcast and Conference Call

Sapient will host a discussion of its fourth quarter results at 4:30 p.m. ET today, which will be broadcast live on the Internet. The dial-in information for the conference call is:

US: (877) 291-1296
International: (720) 259-9209

To access the live webcast of the event, please click on the link below:

http://sape.client.shareholder.com/events.cfm

In addition, a re-broadcast of the webcast will be available in the investors section of www.sapient.com.

Non-GAAP Financial Measures

Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes these measures help illustrate underlying trends in the company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, for managing the company’s business and evaluating its performance. The company anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets, acquisition costs and other related charges, and income tax benefits or provisions resulting from changes in the valuation allowance. In addition, the company may present service revenues in constant currency terms, which excludes the effect of currency fluctuations between the U.S. dollar and the functional currency of the entity in which the revenue was transacted. The effect is excluded by translating the current period's local currency service revenues into U.S. dollars using the average local currency exchange rates that were in effect during the prior period of comparison. Because the company’s reported non-GAAP financial measures are not calculated according to GAAP, these measures are not comparable to GAAP and may not necessarily be comparable to similarly described non-GAAP measures reported by other companies within the company’s industry. Consequently, Sapient’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but, rather, should be considered together with its consolidated financial statements, which are prepared according to GAAP.

Safe Harbor Statement

This press release contains forward-looking statements – in particular, the financial guidance for the first quarter and full-year 2013, including expected service revenues, expected non-GAAP operating margin and the Company’s performance in 2013 – that involve a number of risks and uncertainties. All forward looking statements are based upon current expectations and beliefs and various assumptions. Actual results could differ materially from management’s expectations and the forward-looking statements contained in this release. A number of factors could cause actual events to differ materially from those indicated, including, without limitation: the continued acceptance of the company’s services; a reduction in the demand for the company’s services in light of the current economic environment; the company’s ability to accurately set fees for and complete its current and future client projects on a timely basis, successfully manage risks associated with its international operations, manage its growth and projects effectively, successfully integrate and achieve anticipated benefits from acquisitions, including mPhasize and iThink, and continue to attract and retain high-quality employees; and other risks and uncertainties as set forth in the company’s filings with the SEC, including without limitation the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

About Sapient

Sapient is a global services company that helps clients transform in the areas of business, marketing, and technology. The company operates three divisions that enable clients to gain a competitive advantage and succeed in an increasingly digital world. SapientNitro, Sapient Global Markets and Sapient Government Services fuse insight, creativity and technology to drive innovation and to help clients navigate complex business problems. Our approach is the subject of case studies used by MBA programs at Harvard and Yale. The company has operations in The Americas, Europe, and Asia-Pacific. For more information, visit www.sapient.com.

Sapient is a registered service mark of Sapient Corporation.

Sapient Corporation
Consolidated Unaudited Condensed Statements of Operations

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(in thousands, except per share amounts)
Revenues:
Service revenues	$293,175	$262,397	$1,121,010	$1,021,083
Reimbursable expenses	10,848	10,816	40,538	41,364
Total gross revenues	304,023	273,213	1,161,548	1,062,447
Operating expenses:
Project personnel expenses	195,083	170,767	764,843	691,041
Reimbursable expenses	10,848	10,816	40,538	41,364
Total project personnel expenses and reimbursable expenses	205,931	181,583	805,381	732,405
Selling and marketing expenses	11,515	9,921	44,661	39,025
General and administrative expenses	50,582	45,093	191,599	171,759
Restructuring and other related charges (benefits)	503	(270)	394	6,507
Amortization of purchased intangible assets	2,941	2,527	11,052	6,813
Acquisition costs and other related charges	1,640	556	4,354	1,861
Total operating expenses	273,112	239,410	1,057,441	958,370
Income from operations	30,911	33,803	104,107	104,077
Interest and other income, net	871	1,590	4,584	6,342
Income before income taxes	31,782	35,393	108,691	110,419
Provision for income taxes	12,192	8,407	43,450	37,743
Net income	$19,590	$26,986	$65,241	$72,676

Basic net income per share	$0.14	$0.19	$0.47	$0.53
Diluted net income per share	$0.14	$0.19	$0.46	$0.51

Weighted average common shares	137,128	139,126	138,188	137,788
Weighted average dilutive common share equivalents	3,749	4,170	3,921	4,208
Weighted average common shares and dilutive common share equivalents	140,877	143,296	142,109	141,996

Sapient Corporation
Consolidated Unaudited Condensed Balance Sheets

	December 31, 2012	December 31, 2011
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$234,178	$212,406
Marketable securities, current portion	6,321	7,748
Restricted cash, current portion	5,236	426
Accounts receivable, net of allowance for doubtful accounts	168,951	156,109
Unbilled revenues	72,013	61,735
Deferred tax assets, current portion	15,809	22,739
Prepaid expenses and other current assets	36,311	22,734
Total current assets	538,819	483,897
Restricted cash, net of current portion	4,074	3,779
Marketable securities, net of current portion	1,202	1,290
Property and equipment, net	82,833	64,877
Purchased intangible assets, net	35,050	36,822
Goodwill	127,864	107,971
Deferred tax assets, net of current portion	79	629
Other assets	8,572	8,591

Total assets	$798,493	$707,856

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,937	$25,389
Accrued restructuring costs, current portion	129	324
Accrued compensation	83,885	77,721
Deferred revenues	27,163	24,720
Other current liabilities	49,802	50,143
Total current liabilities	187,916	178,297
Accrued restructuring costs, net of current portion	246	407
Other long-term liabilities	89,785	62,790
Total liabilities	277,947	241,494

Stockholders' equity	520,546	466,362

Total liabilities and stockholders’ equity	$798,493	$707,856

Sapient Corporation
Consolidated Unaudited Statements of Cash Flows

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(in thousands)
Cash flows from operating activities:
Net income	$19,590	$26,986	$65,241	$72,676
Adjustments to reconcile net income to net cash used in operating activities:
Loss recognized on disposition of fixed assets	1	37	254	79
Unrealized loss (gain) on financial instruments	723	(52)	143	98
Depreciation and amortization expense	9,274	7,957	34,544	26,186
Deferred income taxes	4,242	8,457	13,672	17,924
Provision for (recovery of) allowance for doubtful accounts, net	-	8	-	8
Stock-based compensation expense	6,409	5,019	23,795	19,256
Excess tax shortfalls (benefits) from exercise and release of stock-based awards	511	(4,391)	(10,100)	(4,391)
Non-cash restructuring charges	-	-	-	4,564
Changes in operating assets and liabilities, excluding impact of acquisitions:
Accounts receivable	6,918	(10,779)	(9,747)	(15,218)
Unbilled revenues	(1,754)	15,464	(9,463)	(8,816)
Prepaid expenses and other current assets	(2,945)	3,801	(13,782)	(2,153)
Other assets	(309)	(449)	316	(1,119)
Accounts payable	(1,402)	(3,996)	(396)	4,322
Accrued compensation	5,315	8,084	5,542	14,995
Payments of withholding taxes in connection with vesting of stock-based awards	(239)	(427)	(8,918)	(10,959)
Accrued restructuring costs	(18)	(886)	(358)	(2,425)
Deferred revenues	4,600	7,424	(105)	6,580
Other current liabilities	7,847	5,570	3,777	3,328
Other long-term liabilities	5,118	1,102	13,249	6,933
Net cash provided by operating activities	63,881	68,929	107,664	131,868

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(17,524)	-	(17,524)	(44,602)
Proceeds from sale of property and equipment	332	-	364	-
Purchases of property and equipment and cost of internally developed software	(7,891)	(6,801)	(38,057)	(35,512)
Proceeds from sales and maturities of marketable securities classified as available-for-sale	-	2,018	1,900	6,488
Purchases of marketable securities classified as available-for-sale	(89)	(2,121)	(415)	(6,904)
Cash received (paid) on financial instruments, net	28	(658)	(50)	(851)
Change in restricted cash	(823)	(239)	(1,710)	415
Net cash used in investing activities	(25,967)	(7,801)	(55,492)	(80,966)

Cash flows from financing activities:
Principal payments under capital lease obligations	-	(20)	(47)	(74)
Proceeds from credit facilities	-	-	-	10,387
Repayment of amounts borrowed under credit facilities	-	-	-	(14,807)
Proceeds from stock option plans	247	1,773	1,320	10,161
Tax (shortfalls) benefits from stock plans	(511)	4,391	10,100	4,391
Repayment of acquired debt	-	-	-	(3,766)
Dividends paid on common stock	-	-	-	(48,873)
Repurchases of common stock	-	-	(44,603)	-
Net cash (used in) provided by financing activities	(264)	6,144	(33,230)	(42,581)

Effect of exchange rate changes on cash and cash equivalents	(2,993)	(10,160)	2,830	(15,363)

Increase (decrease) in cash and cash equivalents	34,657	57,112	21,772	(7,042)
Cash and cash equivalents, at beginning of period	199,521	155,294	212,406	219,448
Cash and cash equivalents, at end of period	$234,178	$212,406	$234,178	$212,406

Sapient Corporation
Unaudited Reconciliation of Non-GAAP Financial Measures

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
	(in thousands, except per share amounts)

Service revenues	$293,175	$262,397	$1,121,010	$1,021,083

GAAP income from operations	$30,911	$33,803	$104,107	$104,077
Stock-based compensation expense	6,409	5,019	23,795	19,256
Restructuring and other related charges (benefits)	503	(270)	394	6,507
Amortization of purchased intangible assets	2,941	2,527	11,052	6,813
Acquisition costs and other related charges	1,640	556	4,354	1,861
Stock-based compensation review and restatement benefit	-	-	-	(3,500)
Non-GAAP income from operations	$42,404	$41,635	$143,702	$135,014

GAAP operating margin	10.5%	12.9%	9.3%	10.2%
Effect of adjustments detailed above	4.0%	3.0%	3.5%	3.0%
Non-GAAP operating margin	14.5%	15.9%	12.8%	13.2%

GAAP net income	$19,590	$26,986	$65,241	$72,676
Stock-based compensation expense, net of tax	4,119	3,155	15,051	12,058
Restructuring and other related charges (benefits), net of tax	352	(173)	279	3,999
Amortization of purchased intangible assets, net of tax	2,335	1,959	8,793	5,364
Acquisition costs and other related charges, net of tax	1,088	411	2,965	1,312
Stock-based compensation review and restatement benefit, net of tax	-	-	-	(2,085)
Non-GAAP net income	$27,484	$32,338	$92,329	$93,324

GAAP basic income per share	$0.14	$0.19	$0.47	$0.53
Effect of adjustments detailed above	0.06	0.04	0.20	0.15
Non-GAAP basic income per share	$0.20	$0.23	$0.67	$0.68

GAAP and Non-GAAP weighted average common shares	137,128	139,126	138,188	137,788

GAAP diluted income per share	$0.14	$0.19	$0.46	$0.51
Effect of adjustments noted above and change in dilution noted below	0.06	0.04	0.19	0.15
Non-GAAP diluted income per share	$0.20	$0.23	$0.65	$0.66

GAAP and Non-GAAP weighted average common shares and dilutive common share equivalents	140,877	143,296	142,109	141,996

CONTACT:
Investor Relations Contact:
Sapient
Dean Ridlon, +1-617-963-1598
dridlon@sapient.com
or
Media Contact:
Sapient
David LaBar, +1-646-478-9846
dlabar@sapient.com